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EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned, Steven J. Goldman, Chairman of the Board and Chief Executive Officer, and Eddie K. Schnopp, Senior Vice President-Finance, Treasurer and Chief Financial Officer, of Power-One, Inc. (the "Company"), pursuant to 18 U.S.C. §1350, as adopted pursuant § 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

          (i)    The Form 10Q for the Quarter Ended June 30, 2003 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (ii)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2003

	By:	/s/ STEVEN J. GOLDMAN Steven J. Goldman Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

	By:	/s/ EDDIE K. SCHNOPP Eddie K. Schnopp Sr. Vice President—Finance, Treasurer and Chief Financial Officer (Principal Financial Officer)

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002